UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2026
Date of Report
(Date of earliest event reported)

COUPANG, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40115	27-2810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
720 Olive Way, Suite 600
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 333-3839
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock, par value $0.0001 per share	CPNG	New York Stock Exchange
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2026, Coupang, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2026 and the supplement to the Proxy Statement filed with the SEC on May 18, 2026. Present at the Annual Meeting in person or by proxy were holders of shares of common stock of the Company entitled to 5,677,920,671 votes, representing approximately 91.2% of the voting power of the outstanding shares of common stock of the Company as of the close of business on April 13, 2026, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The final results for each proposal considered at the Annual Meeting are set forth below.

1.The following nominees were elected as directors, each to hold office until the Company’s next annual meeting of stockholders to be held in 2027, or until their successor is duly elected and qualified, by the vote set forth below:

	For	Against	Abstain	Broker Non-Votes
Bom Kim	5,469,716,106	123,989,238	202,537	84,012,790
Jason Child	5,429,964,562	163,683,412	259,907	84,012,790
Pedro Franceschi	5,579,365,035	14,273,823	269,023	84,012,790
Neil Mehta	5,583,181,119	10,472,310	254,452	84,012,790
Asha Sharma	5,573,562,381	20,075,988	269,512	84,012,790
Benjamin Sun	5,562,960,440	30,704,149	243,292	84,012,790
Ambereen Toubassy	5,408,990,607	184,685,050	232,224	84,012,790

2.The appointment of Samil PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
5,651,854,104	25,805,924	260,643	N/A

3.The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved in an advisory, non-binding vote, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
5,489,926,819	96,091,712	7,889,350	84,012,790

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPANG, INC. (REGISTRANT)

By:	/s/ Harold L. Rogers
Harold L. Rogers
General Counsel and Chief Administrative Officer

Dated: June 12, 2026